UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

CHINA DIGITAL COMMUNICATION GROUP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-49715	91-2132336
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

A-3. Xinglian Industrial Zone. He Hua Ling Pingxin Road. Xin Nan. Ping Hua Town. Longgang. Shenzhen China	51811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-755-2698-3767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 3, 2007, we accepted the resignation of Yu Xi Sun from her positions with us as president and as a member of the Board of Directors. Her resignation was not the result of any disagreement with us on any matter relating to the Company’s operations, policies or practices.

We will appoint a new president and director to fill Ms. Sun’s vacancy at a later date.

Item 9.01	Financial Statement And Exhibits.

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL COMMUNICATION GROUP

Dated: May 3, 2007	By:	/s/ Zhongnan Xu
ZHONGNAN XU Chief Executive Officer